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                                                                    Exhibit (24)

                             WACHOVIA CORPORATION
                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of WACHOVIA CORPORATION (the "Corporation") hereby constitute and appoint Mark
C. Treanor and Ross E. Jeffries, Jr., and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of (i) new debt, equity and other securities of the Corporation having an aggregate initial offering price of up to $10,000,000,000, and (ii) new debt securities of the Corporation under a medium-term note program having an aggregate initial offering price of up to $4,000,000,000, and to sign any and all amendments to such Registration Statements.

            Signature                           Capacity
            ---------                           --------

       /s/ L.M. BAKER, JR.    Chairman and Director
     ------------------------
         L.M. Baker, Jr.

     /S/ G. KENNEDY THOMPSON  President and Chief Executive Officer and
     ------------------------   Director
       G. Kennedy Thompson

       /S/ ROBERT P. KELLY    Executive Vice President and Chief Financial
     ------------------------   Officer
         Robert P. Kelly

       /S/ DAVID M. JULIAN    Senior Vice President and Corporate
     ------------------------   Controller (Principal Accounting Officer)
         David M. Julian

      /s/ F. DUANE ACKERMAN   Director
     ------------------------
        F. Duane Ackerman

       /S/ JAMES S. BALLOUN   Director
     ------------------------
         James S. Balloun

       /S/ ROBERT J. BROWN    Director
     ------------------------
         Robert J. Brown

      /S/ PETER C. BROWNING   Director
     ------------------------
        Peter C. Browning

     /S/ JOHN T. CASTEEN, III Director
     ------------------------
       John T. Casteen, III

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                               Signature          Capacity
                               ---------          --------

                      /S/ WILLIAM H. GOODWIN, JR. Director
                      ---------------------------
                        William H. Goodwin, Jr.

                         /S/ ROBERT A. INGRAM     Director
                      ---------------------------
                           Robert A. Ingram

                         /S/ RADFORD D. LOVETT    Director
                      ---------------------------
                           Radford D. Lovett

                        /s/ MACKEY J. MCDONALD    Director
                      ---------------------------
                          Mackey J. McDonald

                          /S/ JOSEPH NEUBAUER     Director
                      ---------------------------
                            Joseph Neubauer

                       /S/ LLOYD U. NOLAND, III   Director
                      ---------------------------
                         Lloyd U. Noland, III

                           /s/ RUTH G. SHAW       Director
                      ---------------------------
                             Ruth G. Shaw

                          /S/ LANTY L. SMITH      Director
                      ---------------------------
                            Lanty L. Smith

                       /S/ JOHN C. WHITAKER, JR.  Director
                      ---------------------------
                         John C. Whitaker, Jr.

                         /S/ DONA DAVIS YOUNG     Director
                      ---------------------------
                           Dona Davis Young

Dated: October 26, 2000

Charlotte, North Carolina